UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                 ______________

                                    FORM 8-K

                                 ______________

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported) November 30, 2005

                                 ______________

                    International Synergy Holdings Co., Ltd.
             (Exact Name of Registrant as Specified in Its Charter)

                                 ______________

                                     Nevada
                 (State or Other Jurisdiction of Incorporation)

          000-12423                                          94-2906927
    (Commission File Number)                (IRS Employer Identification No.)

        31847 Broadbeach Rd., Malibu, CA                         90265
      (Address of Principal Executive Offices)                 (Zip Code)

                                 (310) 552-0870
              (Registrant's Telephone Number, Including Area Code)


          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 2.01 Completion of Acquisition or Disposition of Assets.

The Company spun-off one hundred percent (100%) of the common shares of its wholly-owned subsidiary Apple Juice Productions Inc., a Michigan Corporation to the shareholders of the company on the basis of one (1) common share of the subsidiary for every one (1) common share held of record by the shareholders of the Registrant.

The record date for the spin-off of shares of the subsidiary is November 27, 2005.

The Company has set December 15, 2005 as the distribution date for the issuance of the spun-off shares to the shareholders.

At the record date of the spin-off, the subsidiary had 6,188,557 shares of common stock issued and outstanding.

No assurances can be made that the spun-off corporation will emerge as a successful company.


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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         INTERNATIONAL SYNERGY HOLDING CO., LTD.
                                         (Registrant)

Date: November 30, 2005                  /s/ S.P. Barrameda
                                         ---------------------------------------
                                         S.P. Barrameda, Director


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                                INDEX TO EXHIBITS

Exhibit No.                Description

EX 1                       Board of Directors Resolution dated November 28, 2005